UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 10, 2020

(Date of earliest event reported)

ENTASIS THERAPEUTICS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38670	82-4592913
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 Gatehouse Drive Waltham, MA 02451
(Principal Executive Office)
Telephone Number: (781) 810-0120

Not Applicable
Former name or former address, if changed since last report

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ETTX	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.    Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02.	Unregistered Sales of Equity Securities.

As previously disclosed, on April 12, 2020, Entasis Therapeutics Holdings Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Innoviva, Inc. (“Innoviva”), pursuant to which the Company agreed to issue and sell to Innoviva, in a private placement under the applicable Nasdaq Stock Market, LLC rules (“Nasdaq”), up to 14,000,000 newly issued shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) and warrants (the “Common Warrants”) to purchase up to 14,000,000 shares of Common Stock, with an exercise price per share of $2.50 (the “Private Placement”). The Common Warrants, at an exercise price per share of $2.50, are exercisable immediately and have a five year term. Each share of Common Stock and Common Warrant (together, a “Common Unit”) have been issued and sold together at price per Common Unit of $2.50.

First Closing

The Private Placement occurred in two tranches. The first closing (the “First Closing”) occurred on April 22, 2020, at which time Innoviva purchased 1,322,510 shares of Common Stock and 1,322,510 Common Warrants in exchange for an aggregate gross purchase price of approximately $3.3 million.

At the First Closing, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with Innoviva, pursuant to which, among other things, the Company must prepare and file with the Securities and Exchange Commission (the “SEC”), a registration statement with respect to resales of the shares of Common Stock and Common Warrants purchased by Innoviva under the Securities Purchase Agreement.

In addition, at the First Closing, the Company entered into an investor rights agreement (the “Investor Rights Agreement”) with Innoviva. The Investor Rights Agreement provides that for so long as Innoviva and its affiliates hold at least 15% of the outstanding shares of Common Stock on a fully-diluted basis, Innoviva will have the right to designate two directors to the board of directors of the Company (the “Board”), and for so long as Innoviva and its affiliates hold at least 8% of the outstanding shares of Common Stock on a fully-diluted basis, Innoviva will have the right to designate one director to the Board, subject to certain qualifications and conditions in the Investor Rights Agreement. The Investor Rights Agreement also provides for participation rights for Innoviva to participate pro rata in future offerings of securities by the Company.

Second Closing

As described below, at a special meeting of stockholders held on June 10, 2020 (the “Special Meeting”), the Company's stockholders approved the issuance of the shares of Common Stock and Common Warrants to Innoviva in the second tranche of the Private Placement (the “Second Closing”). On June 11, 2020, the Company completed the Second Closing and issued 12,677,490 shares of Common Stock and 12,677,490 Common Warrants to Innoviva for an aggregate gross purchase price of approximately $31.7 million. As a result of the Second Closing, Innoviva acquired control of the Company, owning approximately 51.3% of the Company’s Common Stock without the exercise of the Common Warrants. If Innoviva exercises the Common Warrants in their entirety, it will own approximately 67.8% of the Company’s Common Stock. Funds used by Innoviva to acquire the Common Stock and Common Warrants issued in the Private Placement were from Innoviva’s working capital.

The Company’s offering and sale of shares of Common Stock and Common Warrants in the Private Placement were made in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing descriptions of the Registration Rights Agreement, the Investor Rights Agreement and the Securities Purchase Agreement, as well as the transactions contemplated therein, do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements. Copies of the Registration Rights Agreement and the Investor Rights Agreement were filed as Exhibits 4.1 and 10.1, respectively, to the Current Report on Form 8-K, filed by the Company on April 22, 2020, and a copy of the Securities Purchase Agreement was filed as Exhibit 10.1 to the Current Report on Form 8-K, filed by the Company on April 13, 2020, and are all incorporated by reference herein.

Item 5.01.	Changes in Control of Registrant.

The disclosure set forth above under Item 3.02 is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to renounce any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any business opportunity that is presented to the Company’s directors, officers or stockholders (the “Corporate Opportunities Amendment”). Promptly following such vote, on June 10, 2020, the Company filed the Certificate of Amendment to the Charter with the Secretary of State of the State of Delaware to effect the Corporate Opportunities Amendment, effective upon filing.

A copy of the Certificate of Amendment to the Charter is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held the Special Meeting on June 10, 2020. As described in more detail in the Company’s proxy statement for the Special Meeting, the Company’s stockholders considered two proposals at the Special Meeting:

1.	To approve the issuance of securities in the Second Closing, which, combined with the First Closing, would result in a “change of control” of the Company under the applicable rules of Nasdaq (the “Private Placement Proposal”); and

2.	To approve the Corporate Opportunities Amendment (the “Charter Amendment Proposal”).

The final results of the voting for each matter submitted to a vote at the Special Meeting are as follows:

Proposal 1 — Private Placement Proposal:

The Private Placement Proposal was approved by the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
9,268,621	171,826	8,938	0

Proposal 2 — Charter Amendment Proposal:

The Charter Amendment Proposal was approved by the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
9,268,012	171,735	9,638	0

Item 8.01.	Other Events.

On June 11, 2020, the Company issued a press release (the “Press Release”) announcing the voting results of the Special Meeting and the completion of the Second Closing. The full text of the Press Release is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company.

4.1	Registration Rights Agreement, dated April 22, 2020, by and between the Company and Innoviva (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 22, 2020).

4.2	Form of Warrant Certificate (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 13, 2020).

10.1	Investor Rights Agreement, dated April 22, 2020, by and between the Company and Innoviva (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 22, 2020).

10.2	Securities Purchase Agreement, dated April 12, 2020, by and between the Company and Innoviva (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 13, 2020).

99.1	Press Release, dated June 11, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTASIS THERAPEUTICS HOLDINGS INC.

	By:	/s/ Manoussos Perros, Ph.D.
Name: Manoussos Perros, Ph.D.
Title: President and Chief Executive Officer

Dated: June 11, 2020